Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2015
Business Combination, Recognized Identifiable Assets Acquired, Goodwill, and Liabilities Assumed, Net [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets
BUSINESS ACQUISITIONS, DISPOSITIONS, GOODWILL AND INTANGIBLE ASSETS
Business Acquisitions and Dispositions. As discussed further in Note 3, on November 6, 2015, we completed the sale of Sikorsky to Lockheed Martin Corp. for $9,083 million in cash, subject to customary post-closing working capital and net debt adjustments.
Our investments in businesses in 2015, 2014 and 2013 totaled $556 million (including debt assumed of $18 million), $530 million (including debt assumed of $128 million) and $151 million, respectively. Our investments in businesses in 2015 consisted of the acquisition of the majority interest in a UTC Climate, Controls & Security business, the acquisition of an imaging technology company by UTC Aerospace Systems, and a number of small acquisitions, primarily in our commercial businesses. Our investments in businesses in 2014 consisted of the acquisition of the majority interest in a Pratt & Whitney joint venture and a number of small acquisitions, primarily in our commercial businesses.
In connection with a portfolio transformation initiative undertaken by UTC Climate, Controls & Security, net gains of approximately $30 million and $55 million were recognized in 2014 and 2013, respectively, on various dispositions completed during those years.
In 2013, we completed the sale of the Pratt & Whitney Power Systems business to Mitsubishi Heavy Industries (MHI), and we entered into a long-term engineering and manufacturing agreement with MHI, generating a pre-tax gain of approximately $193 million ($132 million after tax). We also completed the acquisition of Grupo Ascensores Enor, S.A. (Enor), a privately held company headquartered in Spain with operations in Spain and Portugal, which designs, manufactures, installs and services elevators. Under the terms of the transaction, Zardoya Otis, S.A. (ZOSA), a non-wholly owned subsidiary of the Company, exchanged publicly traded shares of ZOSA with a fair value of approximately $240 million as of the transaction completion date for all of the shares of Enor.
In connection with the 2012 Goodrich acquisition, we recorded assumed liabilities of approximately $2.2 billion related to customer contractual obligations on certain OEM development programs where the expected costs exceeded the expected revenue under contract. These liabilities are being liquidated in accordance with the underlying economic pattern of obligations, as reflected by the net cash outflows incurred on the OEM contracts. Total consumption of the contractual obligations was approximately $193 million and $249 million in 2015 and 2014, respectively. Expected consumption of the contractual obligations is as follows: $252 million in 2016, $259 million in 2017, $250 million in 2018, $219 million in 2019, $84 million in 2020 and $351 million thereafter.
In connection with regulatory approval of the Goodrich acquisition, regulatory authorities required UTC to dispose of the Goodrich electric power systems and the Goodrich pumps and engine controls businesses. We completed the sales of these businesses in 2013.
In 2012, Pratt & Whitney, Rolls-Royce plc (Rolls-Royce), MTU Aero Engines AG and Japanese Aero Engines Corporation, participants in the IAE International Aero Engines AG (IAE) collaboration, completed a restructuring of their interests in IAE. As a result of this transaction, Pratt & Whitney holds a 61% net interest in the collaboration and a 49.5% ownership interest in IAE. IAE's business purpose is to coordinate the design, development, manufacturing and product support of the V2500 program through involvement with the collaborators. IAE retains limited equity with the primary economics of the V2500 program passed to the participants in the separate collaboration arrangement. As such, we have determined that IAE is a variable interest entity with Pratt & Whitney its primary beneficiary, and IAE has, therefore, been consolidated. The carrying amounts and classification of assets and liabilities for IAE in our Consolidated Balance Sheet as of December 31, 2015 and 2014 are as follows:

(dollars in millions)	2015	2014
Current assets	$1,920	$1,820
Noncurrent assets	1,102	756
Total assets	$3,022	$2,576
Current liabilities	$1,931	$1,795
Noncurrent liabilities	1,355	1,227
Total liabilities	$3,286	$3,022

Goodwill. The changes in the carrying amount of goodwill, by segment, in 2015 are as follows:

(dollars in millions)	Balance as of January 1, 2015	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2015
Otis	$1,664	$31	$(129)	$1,566
UTC Climate, Controls & Security	9,408	397	(347)	9,458
Pratt & Whitney	1,481	36	(2)	1,515
UTC Aerospace Systems	14,892	49	(182)	14,759
Total Segments	27,445	513	(660)	27,298
Eliminations and other	3	—	—	3
Total	$27,448	$513	$(660)	$27,301

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2015		2014
(dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$1,977	$(1,307)	$2,103	$(1,309)
Patents and trademarks	361	(189)	336	(177)
IAE collaboration	3,336	(86)	2,872	(20)
Customer relationships and other	12,430	(2,988)	12,135	(2,589)
	18,104	(4,570)	17,446	(4,095)
Unamortized:
Trademarks and other	2,069	—	2,177	—
Total	$20,173	$(4,570)	$19,623	$(4,095)

Customer relationship intangible assets include payments made to our customers to secure certain contractual rights. We amortize these intangible assets based on the underlying pattern of economic benefit, which may result in an amortization method other than straight-line. We classify amortization of such payments as a reduction of sales. Amortization of intangible assets was $722 million, $713 million and $705 million in 2015, 2014 and 2013, respectively. The IAE collaboration intangible asset is amortized based upon the economic pattern of benefits as represented by the underlying cash flows. Prior to 2014, these cash flows were negative, and, accordingly, no amortization had previously been recorded. The following is the expected amortization of intangible assets for 2016 through 2020, which reflects an increase in expected amortization expense due to the pattern of economic benefit on certain aerospace intangible assets increasing over time:

(dollars in millions)	2016	2017	2018	2019	2020
Amortization expense	$692	$745	$772	$769	$792